Exhibit 1.1
                                1,100,000 Shares
                             POLARIS INDUSTRIES INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                   June __, 1995

LEHMAN BROTHERS INC.
GOLDMAN, SACHS & CO.
PIPER JAFFRAY INC.
As Representatives of the several
  Underwriters named in Schedule 1,
Three World Financial Center
New York, New York 10285

Dear Sirs:

          Certain shareholders of Polaris Industries Inc., a Minnesota corporation (the "Company"), named in Schedule 2 hereto (the "Selling Shareholders") propose to sell to the underwriters named in Schedule 1 hereto (the "Underwriters") an aggregate of 1,100,000 shares (the "Firm Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"). In addition, an affiliate of Lehman Brothers Inc., as Selling Shareholder (the "Principal Selling Shareholder"), proposes to grant to the Underwriters an option to purchase up to an additional 136,852 shares of the Common Stock on the terms and for the purposes set forth in Section 3 (the "Option Shares"). The Firm Shares and the Option Shares, if purchased, are hereinafter collectively called the "Shares." Contemporaneously with the sale of the Firm Shares to the Underwriters, separately the Principal Selling Shareholder will sell 600,000 shares of Common Stock (the "Fuji Shares") to Fuji Heavy Industries Ltd. ("Fuji"). This is to confirm the agreement concerning the purchase of the Shares from the Selling Shareholders by the Underwriters.

          1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

               (a) A registration statement on Form S-3 with respect to the Shares and the Fuji Shares has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rule and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement have been delivered by the Company to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary
















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                                                                          2
          Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6(a) hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph
          (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to
          Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

               (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or





















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                                                                          3
          warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished to the Company (i) by a Selling Shareholder or (ii) through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

               (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (d) The Company and each of its subsidiaries (as defined in Section 17) have been duly formed and are validly existing as corporations or partnerships in good standing under the laws of their respective jurisdictions of formation, are duly qualified to do business and are in good standing as foreign corporations or partnerships in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and is subject to liability or disability by reason of failure to be so qualified in any such jurisdiction, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company (other than Polaris Industries Partners L.P. (the "Significant Subsidiary")) is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations.

               (e) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock or partnership interests, as the case may be, or partnership interests, as the case may be, of





















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                                                                          4
          each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

               (f) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

               (g) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

               (h) Except as described in the Prospectus with respect to the conversion of Polaris Industries Partners L.P. into the Company, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of,




















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                                                                          5
          the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

               (i) The Company and its subsidiaries, taken as a whole, have not sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock, partnership interests or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as described or referred to in the Prospectus.

               (j) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

               (k) McGladrey & Pullen, who have certified certain financial statements of the Company, whose report appears in the Prospectus or is incorporated by reference therein and who have delivered the initial letter referred to in Section 9(f) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

               (l) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not, in the materially affect the value of such property and do not in the aggregate, materially adversely affect the business or financial condition of the Company and its subsidiaries, taken as a whole; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and




















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                                                                          6
          enforceable leases, with such exceptions as do not, in the aggregate, materially adversely affect the business or the financial condition of the Company and its subsidiaries, taken as a whole.

               (m) Other than as described or referred to in the Prospectus, the Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and, except as described in the Prospectus, have not received any notice of any claim of conflict with, any such rights of others, which would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (n) Other than as described or referred to in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (o) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

               (p) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

               (q) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

               (r) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might be expected to have a material




















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                                                                          7
          adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

               (s) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

               (t) Other than as described or referred to in the Prospectus, the Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

               (u) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not issued or granted any securities other than pursuant to employee plans described or referred to in the Prospectus.

               (v) The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for




















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                                                                          8
          its assets is compared with existing assets at reasonable intervals.

               (w) Each of the Company and its subsidiaries is not (i) in violation of its charter or by-laws, (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, in each case with such exceptions as do not materially adversely affect the business or financial condition of the Company and its subsidiaries, taken as a whole.

               (x) The Company is not a party to any agreement, arrangement or understanding with respect to the acquisition of any other company, whether by stock acquisition, merger or other business combination, nor does it have any current intention to enter into any such agreement, arrangement or understanding in the next 180 days.

          2. Representations, Warranties and Agreements of the Selling Shareholders. Each Selling Shareholder severally represents and warrants to and agrees with each of the Underwriters and the Company that:

               (a) The Selling Shareholder has, and immediately prior to the First Delivery Date (as defined in Section 5 hereof) (in the case of the Principal Selling Shareholder, also immediately prior to the Second Delivery Date, as defined in Section 5 hereof) will have, good and valid title to the shares of Common Stock to be sold by such Selling Shareholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

               (b) The Selling Shareholder has full right, power and authority to enter into this Agreement; the execution, delivery and performance of this Agreement by























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                                                                          9
          the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated to be performed by it hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Selling Shareholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby.

               (c) To the extent that any statements or omissions made in the Registration Statement, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with information furnished to the Company by the Selling Shareholder specifically for use therein, the Registration Statement did, and the Prospectus and any amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          3. Purchase of the Shares by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, each Selling Shareholder hereby agrees to sell the number of shares of the Firm Shares set opposite its name in Schedule 2 hereto, severally and not jointly, to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Shares set opposite that Underwriter's name in Schedule 1 hereto. Each Underwriter shall be obligated to purchase from each Selling Shareholder that number of shares of the Firm Shares which represents the same proportion of the number of






















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shares of the Firm Shares to be sold by each Selling Shareholder as the number of shares of the Firm Shares set forth opposite the name of such Underwriter in
Schedule 1 represents of the total number of shares of the Firm Shares to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

          In addition, the Principal Selling Shareholder hereby grants to the Underwriters an option to purchase up to 136,852 shares of the Option Shares. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Shares and is exercisable as provided in Section 5 hereof. Shares of the Option Shares shall be purchased severally for the account of the Underwriters in proportion to the number of shares of the Firm Shares set forth opposite the name of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Shares shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine. The price of both the Firm Shares and any Option Shares shall be $_____ per share.

          The Selling Shareholders shall not be obligated to deliver any of the Firm Shares to be delivered on the First Delivery Date, and the Principal Selling Shareholder shall not be obligated to deliver any of the Option Shares to be delivered on the Second Delivery Date, as the case may be, except upon payment for all the Shares to be purchased on each such Delivery Date as provided herein.

          4. Offering of the Shares by the Underwriters; Contemporaneous Sale. Upon authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions described in the Prospectus. In addition, contemporaneously with such offering of the Firm Shares by the several Underwriters, the Principal Selling Shareholder will sell the Fuji Shares to Fuji; provided that under no circumstances will the Representatives or any Underwriter be liable to the Company or to any other person for any action taken or omitted in connection with, or as a consequence of, such sale of the Fuji Shares to Fuji.

          5. Delivery of and Payment for the Shares. Delivery of and payment for the Firm Shares shall be made at the office of Lehman Brothers Inc., 3 World Financial Center, New York, New York 10285, at 10:00 A.M., New York City time, on the fifth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Selling Shareholders. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Selling Shareholders shall deliver or cause to be delivered certificates representing the Firm Shares to the Representatives for the account of each Underwriter against



















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                                                                         11
payment to or upon the order of the Selling Shareholders of the purchase price by certified or official bank check or checks payable in New York Clearing House (next-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Shares shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Shares, the Selling Shareholders shall make the certificates representing the Shares available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

          At any time on or before the thirtieth day after the date of this Agreement, the option granted in Section 3 may be exercised by written notice being given to the Principal Selling Shareholder by the Representatives. Such notice shall set forth the aggregate number of shares of the Option Shares as to which the option is being exercised, the names in which the shares of the Option Shares are to be registered, the denominations in which the shares of the Option Shares are to be issued and the date and time, as determined by the Representatives, when the shares of the Option Shares are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of the Option Shares are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date").

          Delivery of and payment for the Option Shares shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Principal Selling Shareholder) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Principal Selling Shareholder shall deliver or cause to be delivered the certificates representing the Option Shares to the Representatives for the account of each Underwriter against payment to or upon the order of the Principal Selling Shareholder of the purchase price by certified or official bank check or checks payable in New York Clearing House (next-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Shares shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Shares, the Principal Selling

                                                                         12
Shareholder shall make the certificates representing the Option Shares available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

          6. Further Agreements of the Company in favor of the Underwriters. The Company agrees with each of the Underwriters:

               (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the last Delivery Date except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

               (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                                                                         13
               (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

               (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

               (e) Prior to filing with the Commission any (i) amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

               (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a)

                                                                         14
          of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

               (g) For a period of five years following the Effective Date, to furnish to the Representatives promptly upon demand copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the New York Stock Exchange and each other national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

               (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction; and

               (i) For a period of 90 days from the date of the Prospectus, not to offer for sale, sell or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition by any person of), directly or indirectly, any shares of Common Stock (other than the Shares and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), without the prior written consent of the Representatives.

          7. Further Agreements of the Selling Shareholders. Each Selling Shareholder agrees with each of the Underwriters and the Company:

               (a) That the Shares to be sold by the Selling Shareholder hereunder are subject to the interest of the Underwriters and that the obligations of the Selling Shareholder hereunder shall not be terminated by any act of the Selling Shareholder, by operation of law or the occurrence of any other event; and

                                                                         15
               (b) To deliver to the Representatives prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States person).

          8. Expenses. Each of the Selling Shareholders severally agrees to pay promptly, on demand, its pro rata share, based on the relation that the number of such Shareholder's shares of Common Stock registered under the Registration Statement bears to the total number of shares of Common Stock registered under the Registration Statement, of the filing fees payable under the Securities Act with respect to the Registration Statement and any amendments and exhibits thereto, and of the following expenses based on the relation that the number of Firm Shares set opposite such Selling Shareholder's name in
Schedule II hereto bears to the total number of Firm Shares hereunder: (a) the costs incident to the preparation, printing and filing by direct electronic transmission of the Registration Statement and any amendments and exhibits thereto; (b) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (c) the costs of reproducing and distributing this Agreement; (d) the costs of distributing the terms of agreement relating to the organization of the underwriting syndicate and selling group to the members thereof by mail, telex or other means of communication; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Shares; (f) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (g) the expenses of the Company in complying with the undertakings contained in section 6 hereof, other than subsection 6(i); (h) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the preparation and filing of the Registration Statement; (i) all fees and expenses of a qualified independent underwriter; and (j) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement; provided that, except as provided in this Section 8 and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters, and the Selling Shareholders shall pay the fees and expenses of their counsel, and any transfer taxes payable in connection with their respective sales of Shares to the Underwriters; and provided, further, that the Company shall, in any event, pay its internal expenses (including, without limitation,

                                                                         16
all salaries and ordinary course expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audit.

          9. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Shareholders contained herein, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

               (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to made the statements therein not misleading.

               (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Shareholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (d) Kaplan, Strangis and Kaplan, P.A. shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good

                                                                         17
               standing under the laws of Minnesota and its Significant Subsidiary has been duly organized and is validly existing as a partnership in good standing under the laws of Delaware, and each has the power and authority necessary to own or hold its respective property and conduct its business as described in the Prospectus;

                    (ii) The authorized capital of the Company is as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares) have been duly authorized and validly issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus; and all of the issued shares of capital stock or partnership interests of each wholly owned subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company. To the best of such counsel's knowledge, such shares and partnership interests are free and clear of all liens, encumbrances, equities or claims;

                    (iii) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any of the Shares pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;


                    (iv) To the best of such counsel's knowledge and other than as described or referred to in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;


                    (v) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration

                                                                         18
               Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

                    (vi) The Registration Statement and the Prospectus and any
               further amendments or supplements thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations, and the documents incorporated by reference in the Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

                    (vii) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

                    (viii) This Agreement has been duly authorized, executed and delivered by the Company; and

                    (ix) Neither the execution nor the delivery of this Agreement nor consummation of the transactions contemplated hereby will, to the best knowledge of such counsel, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any

                                                                         19
               of their properties or assets; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.


          In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of Minnesota, the State of Delaware, or the State of New York, as the case may be. Insofar as the opinion relates to matters of New York law, such counsel may rely on the opinion of Simpson Thacher & Bartlett without independent examination of the laws of such jurisdiction. Such opinion may contain qualifications including, without limitation, a qualification to the fact that, as used in such opinion, the expressions "to the best of such counsel's knowledge" or words of similar effect shall be interpreted consistent with the following statement of fact:



                    During the course of such counsel's representation of the
               Company no information has come to such counsel's attention which would give it actual knowledge or notice of the existence or absence of such facts. Such counsel has not undertaken any independent investigation or inquiry to determine the existence or absence of such facts, and no inferences as to the existence or absence of such facts should be drawn from such representation. Such counsel is not regularly engaged by the Company or its subsidiaries in respect of litigation matters and would have no reason to have knowledge of proceedings or defaults against the Company or its subsidiaries.

          Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the First Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company on a regular basis, has acted as counsel to the Company in connection with previous financing transactions and has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that (I) the Registration Statement, as of the Effective Date and as of the Delivery Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus as of its date and as of the Delivery Date contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any documents incorporated by reference in the Prospectus, when they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for the statements made in the Prospectus under the captions "Description of Capital Stock," insofar as such statements relate to the Shares and concern legal

                                                                         20
          matters and may be qualified by a statement to the effect that such counsel has not verified or passed upon and does not assume any responsibility in respect of financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus.

               (e) Counsel for each of the Selling Shareholders shall have furnished to the Representatives its written opinion, as counsel to such Selling Shareholder, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Representatives, to the effect that:

                    (i) Such Selling Shareholder has full right, power and authority to enter into this Agreement; the execution, delivery and performance of this Agreement by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of such Selling Shareholder or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property or assets of such Selling Shareholder; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations, qualifications, filings or registrations as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated hereby;

                    (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder;

                                                                         21
                    (iii) Immediately prior to the sale of the Shares to the
               Underwriters pursuant to this Agreement, such Selling Shareholder was the sole registered owner of the Shares to be sold by it and such Selling Shareholder had full power, right and authority to sell such Shares; upon payment for and delivery of the Shares at the Closing in the manner provided in this Agreement, assuming that the Underwriters have purchased such Shares in good faith and without notice of any adverse claim, the Underwriters will acquire all of the rights of such Selling Shareholder in the Shares, free of any adverse claim, any lien in favor of the Company and any restriction on transfer imposed by the Company.

          In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of Delaware or the Commonwealth of Massachusetts, as the case may be, (ii) in rendering the opinion in Section 9(e)(iii) above, rely upon a certificate of each Selling Shareholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the Shares sold by such Selling Shareholder; provided that such counsel shall furnish copies thereof to the Representatives and state that it believes that both the Underwriters and it are justified in relying upon such certificate.

               (f) Simpson Thacher & Bartlett shall have furnished to the Representatives its written opinion, as counsel to the Underwriters, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives.

               (g) With respect to the letter of McGladrey & Pullen delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii)

                                                                         22
          confirming in all material respects the conclusions and findings set forth in the initial letter.

               (h) The Representatives shall have received a letter from Goldman, Sachs & Co., addressed to the Underwriters and dated the First Delivery Date, confirming that they are "qualified independent underwriters" as defined in Schedule E to the By-Laws of the National Association of Securities Dealers, Inc. with respect to the Company, and stating, as of the date of such letter, the conclusions and findings of such firm with respect to the information and other matters covered by their letter delivered to the Representatives concurrently with the execution of this Agreement and confirming in all material respects the conclusions and findings set forth in such prior letter.

               (i) The Company shall have furnished to the Representatives a certificate, dated the First Delivery Date and executed on its behalf by a duly authorized senior officer of the Company and its chief financial officers stating, in such person's capacity as an executive officer, that:

                    (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of the Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 9(a) and 9(j) have been fulfilled; and

                    (ii) The Registration Statement and the Prospectus have been examined and, (A) as of the Effective Date and as of the Delivery Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been (and was not) set forth in a supplement or amendment to the Registration Statement or the Prospectus.

               (j) Each Selling Shareholder shall have furnished to the Representatives a certificate, dated the First Delivery Date, signed by, or on behalf of, the Selling Shareholder stating that the representations, warranties and agreements of the Selling Shareholder contained herein are true and correct as of the First Delivery Date and that the Selling Shareholder has complied with all agreements contained herein to be performed by the Selling Shareholder at or prior to the First Delivery Date.

                                                                         23
               (k) (i) Neither the Company nor any of its subsidiaries shall have sustained since the Effective Date of the Registration Statement any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as described or referred to in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as described or referred to in the Prospectus, the effect of which, in any such case described in clause
          (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

               (l) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

                                                                         24
          10.  Indemnification and Contribution.


          (a) The Company shall indemnify and hold harmless each Underwriter, each Selling Shareholder, each of the directors of each Underwriter and each Selling Shareholder, and each person, if any, who controls any Underwriter or any Selling Shareholder from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which any Underwriter, any Selling Shareholder or any controlling person or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse each Underwriter, each Selling Shareholder and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, Selling Shareholder or controlling person in connection with investigating, defending or preparing to defend against, or appearing as a third-party witness in connection with, any such loss, claim, damage, liability or action as such expenses are incurred notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case the person receiving them shall promptly refund them; provided, however, that the Company shall not be liable in any such case to such person to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished to the Company by such person or through the Representatives by or on behalf of such person specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter, any Selling Shareholder or to any controlling person of any of them.


          (b) Each of the Selling Shareholders, severally and not jointly, shall indemnify and hold harmless the Company and each Underwriter, each of the Company's directors, each of the officers of the Company who signed the Registration Statement, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which the Company, such Underwriter, director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in the case of clauses (i) and (ii) above only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by that Selling Shareholder specifically for inclusion therein, and shall reimburse the Company and each Underwriter and each such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company and that Underwriter or director, officer or controlling person in connection with investigating or defending or preparing to defend against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case the entity receiving them shall promptly refund them; provided, however, that the Selling Shareholders shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus or the Prospectus or in any such amendment thereto or supplement thereof in reliance upon and in conformity with information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. Notwithstanding the provisions of this Section 10(b), the aggregate liability of any Selling Shareholder under this Section 10(b) shall not exceed the proceeds received by the Selling Shareholder from the sale of Shares under this Agreement. The foregoing indemnity agreement is in addition to any liability which the Selling Shareholders may otherwise have to the Company and any Underwriter, director, officer or controlling person.


          (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and each Selling Shareholder, each of their directors, each of their officers who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, all losses, claims, damages, liabilities or actions relating to purchases and sales of the Shares), to which the Company, any Selling Shareholder or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus or in any amendment thereto or supplement thereto or (ii) the omission or alleged omission to state therein a

                                                                         26
material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and each Selling Shareholder and any such director, officer or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company and each Selling Shareholder or any such director, officer or controlling person in connection with investigating, defending or preparing to defend against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case the entity receiving them shall promptly refund them. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company and each Selling Shareholder or any such director, officer or controlling person.

          (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or any Selling Shareholder under this Section 10 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters and controlling persons to be jointly represented by separate counsel, and in that event the fees and

                                                                         27
expenses of such separate counsel shall be paid by the Company or the Selling Shareholders, as the case may be; and provided, further, that the Selling Shareholders shall have the right to employ separate counsel to represent each of the Selling Shareholders and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by any Selling Shareholder against the Company or the Underwriters under this Section 10 if, in the reasonable judgment of the Selling Shareholders, it is advisable for the Selling Shareholders and controlling persons to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company or the Underwriters, as the case may be.

          (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Shareholders, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the sale of the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation

(even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 10(e), the aggregate liability of any Selling Shareholder under this Section 10(e) shall not exceed the proceeds received by the Selling Shareholder from the sale of Shares under this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

          (f) The Underwriters severally confirm that the statements with respect to the public offering of the Shares set forth in the last paragraph on the outside cover page of, in the last paragraph on the inside cover page of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          11.  Defaulting Underwriters.

          If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Shares which the defaulting Underwriter agreed but failed to purchase on the Delivery Date in the respective proportions which the number of Shares set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Shares set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Shares on the First Delivery Date if the total number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Shares to be purchased on the First Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Shares which it agreed to purchase on the First Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree,

                                                                         29
shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Shares to be purchased on the First Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on the First Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholders, except that the Selling Shareholders will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
Schedule 1 hereto who, pursuant to this Section 11, purchases Shares which a defaulting Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Selling Shareholders for damages caused by its default, including reimbursement of expenses reasonably incurred by such Selling Shareholder in connection with the offering of the Shares. If other underwriters are obligated or agree to purchase the Shares of a defaulting or withdrawing Underwriter, either the Representatives or the Selling Shareholders may postpone the First Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Shareholders or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          12.  Termination.

          The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Selling Shareholders prior to delivery of and payment for the Firm Shares if, prior to that time, any of the events described in Sections 9(j) or 9(k) shall have occurred or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

          13.  Reimbursement of Underwriters' and the Company's Expenses.  If
(a) any Selling Shareholder shall fail to tender Shares for delivery to the Underwriters for any reason permitted under this Agreement or (b) the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section
12), the Selling Shareholders shall reimburse the Underwriters and the Company for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Shares, as the case may be, and promptly upon demand the Selling Shareholders shall pay the full amount thereof to the Representatives and the Company. If this Agreement is terminated

                                                                         30
pursuant to Section 11 by reason of the default of one or more Underwriters, neither Selling Shareholder shall be obligated to reimburse any defaulting Underwriter on account of those expenses but shall, nevertheless, reimburse the Company on account of its expenses.

          14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-528-8822);

               (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: John H. Grunewald (Fax:
          612-542-0595);

               (c) if to any Selling Shareholder, shall be delivered or sent by mail, telex or facsimile transmission to such Selling Shareholder at the address set forth on Schedule 2 hereto;

provided, however, that any notice to an Underwriter pursuant to Section 10(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Shareholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc., on behalf of the Representatives.

          15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Shareholders and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Shareholders contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act and directors of the Selling Shareholders and any persons controlling the Selling Shareholders. Nothing in this

                                                                         31
Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          16. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Selling Shareholders and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          17. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

          19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                                                                         32
          If the foregoing correctly sets forth the agreement among the Company, the Selling Shareholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.


                                        Very truly yours,

                                        POLARIS INDUSTRIES INC.





                                        By
                                           --------------------------------
                                             Name:
                                             Title:

                                        THE SELLING SHAREHOLDERS:

                                        LB I Group Inc.




                                        By
                                           --------------------------------
                                             Name:
                                             Title:

                                        President and Fellows
                                        of Harvard College



                                        By
                                           --------------------------------
                                             Name:
                                             Title:


          Accepted:

          LEHMAN BROTHERS INC.
          GOLDMAN, SACHS & CO.
          PIPER JAFFRAY INC.

          For themselves and as Representatives
          of the several Underwriters named
          in Schedule 1 hereto

               By LEHMAN BROTHERS INC.



               By
                  -------------------------------------
                    Authorized Representative

                                   SCHEDULE 1


                                                                       Number of
     Underwriters                                                        Shares
     ------------                                                      ---------


     Lehman Brothers Inc. . . . . . . . . . . . . . . . . .

     Goldman, Sachs & Co. . . . . . . . . . . . . . . . . .

     Piper Jaffray Inc..  . . . . . . . . . . . . . . . . .


                                                                       _________
          Total   . . . . . . . . . . . . . . . . . . . . .            1,100,000
                                                                       =========

                                   SCHEDULE 2



Name and address of Selling Shareholder                         Number of Shares
---------------------------------------                         ----------------


LB I Group Inc.                                                          600,000
Three World Financial Center
New York, New York 10285

President and Fellows
of Harvard College                                                       500,000
Cambridge, Massachusetts
                                                                       _________
     Total                                                             1,100,000
                                                                       =========